UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

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NEUROMETRIX, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NeuroMetrix, Inc.

1000 Winter Street
Waltham, Massachusetts 02451

January 23, 2017

Dear Stockholder,

You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of NeuroMetrix, Inc. (the “Corporation”) to be held on Tuesday, February 28, 2017, at 9:00 a.m., local time, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111. The attached Notice of Special Meeting and Proxy Statement describe the business we will conduct at the Special Meeting and provide information about us that you should consider when you vote your shares.

At the Special Meeting, we will ask stockholders (i) to approve the issuance of shares of our Series E convertible preferred stock and warrants to purchase shares of our common stock to an institutional investor and its affiliates (the “Investor”) pursuant to the Securities Purchase Agreement, dated as of December 28, 2016, by and between the Corporation and the Investor (the “Securities Purchase Agreement”) and to approve the other transactions contemplated thereby, including the resetting of the exercise prices of warrants to purchase shares of our common stock held by the Investor, as described in the attached Proxy Statement, to comply with NASDAQ Marketplace Rule 5635(d); (ii) to approve the resetting of the conversion price of shares of Series D convertible preferred stock held by the Investor, as described in the attached Proxy Statement, (iii) to approve an amendment to the Corporation’s Third Amended and Restated Certificate of Incorporation to increase the number of shares of our common stock authorized for issuance from 100,000,000 shares to 150,000,000 shares; and (iv) to authorize an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposals 1, 2 and 3. Our Board of Directors recommends the approval of these proposals. Such other business will be transacted as may properly come before the Special Meeting.

We hope you will be able to attend the Special Meeting. Whether you plan to attend the Special Meeting or not, it is important that you cast your vote either in person or by proxy. Therefore, when you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your ongoing support. We look forward to seeing you at the Special Meeting.

Sincerely,

Shai N. Gozani, M.D., Ph.D.
Chairman, Chief Executive Officer and President

NeuroMetrix, Inc.

1000 Winter Street
Waltham, Massachusetts 02451

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders:

A Special Meeting of stockholders of NeuroMetrix, Inc., a Delaware corporation (the “Corporation”), will be held on Tuesday, February 28, 2017, at 9:00 a.m., local time, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111, for the following purposes:

1.	To approve the issuance of shares of our Series E convertible preferred stock and warrants to purchase shares of our common stock to an institutional investor and its affiliates (the “Investor”) pursuant to the Securities Purchase Agreement, dated as of December 28, 2016, by and between the Corporation and the Investor (the “Securities Purchase Agreement”) and to approve the other transactions contemplated thereby, including the resetting of the exercise prices of warrants to purchase shares of our common stock, to comply with NASDAQ Marketplace Rule 5635(d);
2.	To approve the resetting of the conversion price of the Series D convertible preferred stock held by the Investor, as required by the Securities Purchase Agreement;
3.	To approve an amendment to the Corporation’s Third Amended and Restated Certificate of Incorporation to increase the number of shares of our common stock authorized for issuance from 100,000,000 shares to 150,000,000 shares;
4.	To authorize an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposals 1, 2 and 3; and
5.	To transact such other business as may be properly brought before the Special Meeting and any adjournments thereof.

Stockholders entitled to notice of and to vote at the Special Meeting shall be determined as of the close of business on January 9, 2017, the record date fixed by our Board of Directors for such purpose. A list of stockholders of record will be available at the meeting and, during the 10 days prior to the meeting, at the office of the Secretary at the above address.

All stockholders are cordially invited to attend the Special Meeting. Whether you plan to attend the Special Meeting or not, you are requested to complete, sign, date, and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card.

By Order of the Board of Directors,

Shai N. Gozani, M.D., Ph.D.
Chairman, Chief Executive Officer and President

Waltham, Massachusetts
January 23, 2017

Stockholders are requested to sign the enclosed proxy card and return it in the enclosed stamped envelope by return mail.
—OR—
Stockholders may also complete a proxy via the internet or by telephone in accordance with the instructions listed on the proxy card.

January 23, 2017

NeuroMetrix, Inc.

1000 Winter Street
Waltham, Massachusetts 02451
781-890-9989

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS
TUESDAY, FEBRUARY 28, 2017

This proxy statement and the enclosed proxy card are being mailed to stockholders on or about January 24, 2017 and are furnished in connection with the solicitation of proxies by the Board of Directors of NeuroMetrix, Inc. (“NeuroMetrix”, “we”, “us”, or the “Corporation”) for use at a special meeting of stockholders (the “Special Meeting”) to be held on Tuesday, February 28, 2017, at 9:00 a.m., local time, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111, and at any adjournments or postponements thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SPECIAL MEETING TO BE HELD ON FEBRUARY 28, 2017.

This proxy statement is available for viewing, printing and downloading at:
http://www.viewproxy.com/NeuroMetrix/2017SM/ProxyStatement2017.pdf

This proxy statement summarizes the information you need to know to vote at the Special Meeting. You do not need to attend the Special Meeting to vote your shares. Instead, you may vote your shares by marking, signing, dating and returning the enclosed proxy card.

Only stockholders of record as of the close of business on January 9, 2017 will be entitled to vote at the meeting and any adjournments or postponements thereof. As of that date, 7,114,901 shares of our common stock, $0.0001 par value per share (the “common stock”), were issued and outstanding. Each share outstanding as of the record date will be entitled to one vote, and stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder’s right to attend the meeting and vote in person, although the presence (without further action) of a stockholder at the Special Meeting will not constitute revocation of a previously given proxy. Any stockholder delivering a proxy has the right to revoke it by either: (1) filing a written revocation with our Secretary at NeuroMetrix, Inc., 1000 Winter Street, Waltham, Massachusetts 02451; (2) submitting a new proxy by telephone, internet, or proxy card after the date of the previously submitted proxy; or (3) appearing in person at the meeting and voting by ballot at the Special Meeting. Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.

Whether you plan to attend the Special Meeting or not, we urge you to vote by proxy. If you vote by proxy, the individuals named on the proxy card, or your “proxies,” will vote your shares in the manner you indicate. You may specify whether your shares should be voted for, against, or abstain with respect to the proposals to be voted on at the Special Meeting. Voting by proxy will not affect your right to attend the Special Meeting. If your shares are registered directly in your name through our stock transfer agent, American Stock Transfer & Trust Company, or you have stock certificates registered in your name, you may vote:

•	By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.
•	By Internet or by telephone. Follow the instructions attached to the proxy card to vote by Internet or telephone.
•	In person at the meeting. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

Telephone and Internet voting facilities for stockholders of record will be available 24-hours a day and will close at 11:59 p.m. Eastern Time on February 27, 2017.

If your shares are held in “street name” (held in the name of a bank, broker, or other nominee), you must provide the bank, broker, or other holder of record with instructions on how to vote your shares and can do so as follows:

•	By mail. Follow the instructions you receive from your broker or other nominee explaining how to vote your shares.
•	By Internet or by telephone. Follow the instructions you receive from your broker or other nominee to vote by Internet or telephone.
•	In person at the meeting. Contact the broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the Special Meeting. You will not be able to vote at the Special Meeting unless you have a proxy card from your broker.

If you need assistance in voting by telephone or over the Internet or completing your proxy card or have questions regarding the Special Meeting, please contact our proxy advisor:

Alliance Advisors, LLC
200 Broadacres Drive, 3rd Floor
Bloomfield, NJ 07003
877-777-5603

The representation in person or by proxy of at least a majority of all shares of common stock issued, outstanding, and entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business. Abstentions and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum for the meeting. A “non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the nominee does not have discretionary voting power and has not received voting instructions from the beneficial owner. An automated system administered by our transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately.

Each of the persons named as proxies in the proxy is one of our officers. All properly executed proxies returned in time to be cast at the meeting will be voted. The stockholders will act upon proposals (i) to approve the issuance of shares of our Series E convertible preferred stock and warrants to purchase shares of our common stock to an institutional investor and its affiliates (the “Investor”) pursuant to the Securities Purchase Agreement, dated as of December 28, 2016, by and between the Corporation and the Investor (the “Securities Purchase Agreement”) and to approve the other transactions contemplated thereby, including the resetting of the exercise prices of warrants to purchase shares of our common stock held by the Investor, as described herein, for purposes of complying with NASDAQ Marketplace Rule 5635(d); (ii) to approve the resetting of the conversion price of the Series D convertible preferred stock held by the Investor, as described herein; (iii) to approve an amendment to the Corporation’s Third Amended and Restated Certificate of Incorporation (the “Restated Certificate”) to increase the number of shares of our common stock authorized for issuance from 100,000,000 shares to 150,000,000 shares; and (iv) to authorize an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposals 1, 2 and 3.

If your shares are registered in your name, they will not be counted if you do not vote as described above. If your shares are held in street name and you do not provide voting instructions to the bank, broker or other holder of record that holds your shares, the bank, broker or other holder of record will not have the authority to vote your unvoted shares on Proposals 1 and 2 if it does not receive any instructions from you. The bank, broker or other holder of record of shares held in street name will have the authority to vote your unvoted shares on Proposals 3 and 4, even if it does not receive any instructions from you. We encourage you to provide voting instructions. This ensures your shares will be voted at the meeting in the manner you desire. If your bank, broker or other holder of record cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote”.

The following sets forth the vote required to approve each proposal and how votes are counted:

Proposal 1: Approve the issuance and repricing of certain of our securities	The affirmative vote of a majority of the votes properly cast for or against this proposal at the Special Meeting is required to approve the issuance and repricing of certain of our securities pursuant to the Securities Purchase Agreement. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. Abstentions and broker non-votes will have no effect and will not count toward the vote total for this proposal.
Proposal 2: Approve the amendment to the conversion price of the Series D Preferred Stock	The affirmative vote of a majority of the votes properly cast for or against this proposal at the Special Meeting is required to approve the amendment to the conversion price of the Series D Preferred Stock. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. Abstentions and broker non-votes will have no effect and will not count toward the vote total for this proposal.
Proposal 3: Approve the amendment to the Restated Certificate to increase the authorized shares of Common Stock	The affirmative vote of holders representing a majority of our outstanding common stock is required to approve the amendment to the Restated Certificate to increase the number of authorized shares of our Common Stock. Brokerage firms do have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes, as well as any absentions, will be treated as votes against this proposal.
Proposal 4: The adjournment of the Special Meeting	Approval of the adjournment of the Special Meeting requires an affirmative vote of a majority of the votes properly cast for or against this proposal at the Special Meeting. Brokerage firms do have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes, as well as any absentions, will have no effect on, the vote total for this proposal.

The Board of Directors knows of no other matter to be presented at the meeting. If any other matter should be presented at the meeting upon which a vote may be properly taken, shares represented by all proxies will be voted with respect thereto in accordance with the judgment of the persons named as proxies in the proxy card.

We will publish preliminary results, or final results if available, in a Current Report on Form 8-K within four business days of the Special Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

Electronic Delivery of Future Stockholder Communications

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.

If you are a stockholder of record, you can choose this option and save us the cost of producing and mailing these documents by going to http://www.amstock.com, accessing your account information and following the instructions provided.

PROPOSAL 1 — TO APPROVE THE ISSUANCE OF SHARES OF OUR SERIES E CONVERTIBLE PREFERRED STOCK AND WARRANTS TO PURCHASE SHARES OF OUR COMMON STOCK TO THE INVESTOR PURSUANT TO THE SECURITIES PURCHASE AGREEMENT AND TO APPROVE THE OTHER TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE RESETTING OF THE EXERCISE PRICES OF WARRANTS TO PURCHASE SHARES OF OUR COMMON STOCK HELD BY THE INVESTOR

Background and Description of Proposal

On December 28, 2016, we entered into a securities purchase agreement (the “Purchase Agreement”) with an institutional investor and its affiliates (the “Investor”) pursuant to which we agreed to issue (i) up to 7,000 shares of our Series E convertible preferred stock at a purchase price of $1,000 per share and (ii) warrants to purchase up to 10,000,000 shares of our common stock (the “Warrants”) in two tranches (the “Offering”). The initial closing of the Offering occurred on January 5, 2017 (the “Initial Closing”) and included the issuance of 4,000 shares of Series E Preferred Stock and Warrants to purchase 5,714,286 shares of our common stock for an aggregate purchase price of $4.0 million. In connection with the Initial Closing, we extended the termination date of outstanding warrants to purchase an aggregate of 5,411,764 shares of our common stock held by the Investor from January 15, 2017 to June 28, 2022 and reset the exercise prices of warrants to purchase an aggregate of 11,685,732 shares of our common stock held by the Investor to $0.70 per share and extended the termination dates of those warrants by an additional six months and one day.

Provided that we receive stockholder approval of Proposal 1, we expect to issue additional securities as follows: (i) 3,000 shares of Series E convertible preferred stock and (ii) warrants to purchase up to 4,285,714 shares of common stock with an exercise price equal to $0.70 per share, subject to certain adjustments as described below. These securities will be issued within five (5) business days after a registration statement covering the resale of the common stock underlying the Series E convertible preferred stock and the Warrants becomes effective (the “Second Closing”). Additionally, subject to the approval of Proposal 1, the exercise prices of existing warrants to purchase an aggregate of 11,800,554 shares of our common stock will be reset from $1.69 to $0.70 per share.

Reasons for the Securities Offering

The proceeds of the Offering will be used for commercialization of Quell®, our over-the-counter wearable device for relief of chronic pain, in the United States, and for general working capital purposes. If our stockholders do not approve this Proposal No. 1, the Investor will not fund the Second Closing and we will not receive any anticipated proceeds therefrom. As such, we would need to seek alternative means of financing. Any alternative financing obtained by us may be on terms less favorable to the Corporation than the Second Closing or a financing may not be obtained at all.

Series E Preferred Stock

The Series E convertible preferred stock was created under a Certificate of Designations of Preferences, Rights and Limitations of Series E Convertible Preferred Stock (the “Certificate of Designations”).

Each share of Series E convertible preferred stock has a stated value of $1,000 and is convertible, beginning six months from the date of issuance at the option of the holder thereof, into a number of shares of our common stock determined by dividing the stated value by the initial conversion price of $0.70, subject to adjustment in the event of stock splits, stock dividends, stock combinations or similar events. Subject to limited exceptions, a holder will not have the right to convert any portion of its shares of Series E Preferred Stock if the holder, together with its affiliates, would beneficially own over 4.99% of the number of shares of our common stock outstanding immediately after giving effect to such conversion (the “Beneficial Ownership Limitation”); provided, however, that upon prior notice to us, the holder may increase the Beneficial Ownership Limitation, provided that in no event will the Beneficial Ownership Limitation exceed 9.99%.

Upon liquidation, dissolution or winding-up of the Corporation, each holder of Series E Preferred Stock will be entitled to receive out of the assets, whether capital or surplus, of the Corporation the same amount that a holder of Common Stock would receive if the Series E Preferred Stock were fully converted, paid pari passu with all holders of common stock. The Series E Preferred Stock is entitled to receive dividends if any are declared on an “as converted to common stock” basis to and in the same form as dividends actually paid on shares of our common stock. No other dividends shall be paid on shares of Series E Preferred Stock.

If the Corporation fails to timely deliver shares of common stock upon conversion of the Series E Preferred Stock within three trading days after delivery of the notice of conversion, then the Corporation is obligated to pay to the holder, as liquidated damages, an amount equal to $50 per trading day (increasing to $100 per business day after the third trading day and increasing to $200 per business day after the sixth trading day) for each $5,000 of stated value of the Series E convertible preferred stock being converted which is not timely delivered. If the Corporation fails to timely deliver shares of common stock upon conversion of the Series E Preferred Stock to the holder, and if after the required delivery date the holder is required by its broker to purchase (in an open market transaction or otherwise) or the holder or its brokerage firm otherwise purchases, shares of common stock to deliver in satisfaction of a sale by the holder of the common stock which the holder anticipated receiving upon such conversion, then the Corporation is obligated to (A) pay in cash to the holder the amount, if any, by which (x) the holder’s total purchase price (including brokerage commissions, if any) for the shares of common stock so purchased, minus any amounts paid to the holder by the Corporation as liquidated damages for late delivery of such shares, exceeds (y) the amount obtained by multiplying (1) the number of shares of common stock that the Corporation was required to deliver at the time of conversion of the shares of Series E convertible preferred stock times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the holder, either reinstate the portion of the Series E convertible preferred stock and equivalent number of shares of common stock for which such conversion was not honored (in which case such conversion shall be deemed rescinded) or deliver to the holder the number of shares of common stock that would have been issued had the Corporation timely complied with its delivery obligations.

Warrants

Each Warrant represents the right to purchase up to a number of shares of common stock equal to 100% of the Investor’s subscription amount related to the exercise price for the Warrants which in the case of the Warrants issued in the Initial Closing is equal to $0.92 per share and $0.70 with respect to the Warrants issuable upon the approval of Proposal 1. Additionally, in connection with the approval of Proposal 1, the exercise price of the Warrants issued in the Initial Closing will be reset to $0.70. The Warrants are exercisable any time after the six month anniversary of their issuance and will expire five years after their initial date of issuance. Additionally, subject to the approval of Proposal 1, the exercise prices of existing warrants to purchase an aggregate of 11,800,554 shares of our common stock will be reset from $1.69 to $0.70 per share.

The Warrants contain customary “cashless exercise” terms, pursuant to which the holders of the Warrants may choose to exercise the Warrants (at a time when the Warrants are otherwise exercisable according to their terms) without paying cash, by effectively submitting a greater number of warrants, rather than a smaller number of warrants plus cash, in exchange for shares. The cashless exercise feature of the Warrants may only be used if there is no effective registration statement covering the resale of the shares issued or issuable in connection with the Offering by the date that is six months following the closing date. If, at any time while a Warrant is outstanding, we are party to certain fundamental transactions including a merger or consolidation where we are not the surviving entity, a reclassification, reorganization or recapitalization of our securities of the sale or license of all or substantially all or assets (a “Fundamental Transaction”), then, upon any subsequent exercise of a Warrant, the holder of the Warrant will have the right to receive, for each share of common stock underlying the Warrant that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the holder (without regard to any beneficial ownership limitation set forth in the Warrant) the number of shares of common stock of the successor or acquiring corporation or of the Corporation if it is the surviving corporation, and any additional consideration receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which the Warrant is exercisable immediately prior to such Fundamental Transaction. The Warrants are subject to customary pro rata anti-dilution provisions in the event of stock splits, stock dividends, stock combinations or similar events affecting our Common Stock.

The Warrants contain limitations that prevent the holder of any Warrants from acquiring shares upon exercise of a Warrant that would result in the number of shares beneficially owned by it and its affiliates exceeding 4.99% of the total number of shares of our common stock then issued and outstanding, which limit may be raised to 9.99% upon the request of the holder. Further, we are prohibited from issuing shares upon exercise of the Warrants or conversion of the Series E Preferred Stock if such issuance would cause us to exceed the number of shares that we are permitted to issue under the NASDAQ Marketplace Rules described below prior to our obtaining stockholder approval, as required by those rules, of the issuance of shares in the Offering. Those rules prohibit us from issuing more than 19.9% of our common stock outstanding on the date we entered into the Securities Purchase Agreement, or 1,187,686 shares, without receipt of stockholder approval, and so the issuance of the shares of common stock issuable upon exercise of the Warrants and conversion of the Series E Preferred Stock issued in the Initial Closing is also subject to those limitations.

Registration Rights

In connection with the Securities Offering, we entered into a registration rights agreement (the “Registration Rights Agreement”) with the Investor pursuant to which we agreed to register for resale (i) the shares of Common Stock issuable upon conversion of the Series E convertible preferred stock and (ii) the shares of common stock issued or issuable upon exercise of the Warrants, and (iii) any capital stock of the Corporation issued or issuable with respect to (i) or (ii) as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise without regard to any limitations on exercise of the Warrants. We will pay certain amounts to the Investor as liquidated damages in the event that the registration statement is not effective within 60 days after the earlier of March 31, 2017 and the date of receipt and effectiveness of shareholder approval of Proposal 1 (or 30 days if the registration statement is not reviewed by the Securities and Exchange Commission). We also agreed to other customary obligations regarding registration, including indemnification and maintenance of the registration statement.

Voting Agreement

In connection with the Securities Offering, pursuant to Voting Agreements, all of our officers and directors have agreed to vote shares that they have voting control over in favor of Proposal 1.

Why We Need Stockholder Approval

As a result of our listing on The NASDAQ Capital Market, issuances of our common stock are subject to the NASDAQ Marketplace Rules, including Rule 5635(d), which requires us to obtain stockholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, involving the sale, issuance or potential issuance by us of shares of our common stock (or securities convertible into or exercisable for shares of our common stock) at a price less than the greater of book or market value if such issuance would represent 20% or more of our common stock or voting power of the Corporation outstanding before the issuance (the “Nasdaq 20% Rule”). In the case of the Securities Offering, the Nasdaq 20% Rule’s threshold is determined based on the number of shares of Common Stock outstanding immediately before the Initial Closing. Pursuant to the Securities Purchase Agreement, the Corporation will be required to issue an additional 3,000 shares of Series E convertible preferred stock and warrants to purchase 4,285,714 shares of our common stock in connection with the Second Closing. Additionally, if Proposal No. 1 is approved and the Second Closing is consummated, the exercise price of the Warrants issued at the Initial Closing along with the respective exercise prices of warrants to purchase 11,800,554 shares of our common stock held by the Investor will be reset to $0.70 which together would trigger the Nasdaq 20% Rule. We seek your approval of Proposal No. 1 in order to satisfy the requirements of the Nasdaq 20% Rule and complete the Second Closing as contemplated.

Any transaction requiring approval of the Nasdaq 20% Rule will result in a significant increase in the number of shares of Common Stock outstanding and, as a result, our current stockholders will own a smaller percentage of the outstanding shares of our common stock. Additional issuances of common stock pursuant to the Securities Offering, if any, may cause a significant reduction in the percentage interests of our current stockholders’ voting power, the liquidation value of our securities, our book and market value, and their ability to participate in dividends and other payments from our future earnings, if any. Further issuances or resales of securities to the Investor could cause the market price of our common stock to decline. In addition to the foregoing, the increase in the number of issued shares of common stock in connection with the Securities Offering may have an incidental anti-takeover effect in that additional shares could be used to dilute the stock ownership of parties seeking to obtain control of the Corporation. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.

The information set forth in this Proposal is qualified in its entirety by reference to the terms of the Securities Purchase Agreement, and the form of Warrants, filed as exhibits to the Corporation’s Current Report on Form 8-K filed on December 29, 2016. Stockholders are urged to carefully read these documents.

The affirmative vote of a majority of the votes properly cast for or against this proposal at the Special Meeting is required to approve the issuance of the issuance of shares of our Series E convertible preferred stock and warrants to purchase shares of our common stock to the Investor pursuant to the Securities Purchase Agreement and to approve the other transactions contemplated thereby, including the resetting of the exercise prices of warrants to purchase shares of our common stock held by the Investor. Abstentions and broker non-votes will have no effect and will not count toward the vote total for this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE ISSUANCE OF SHARES OF OUR SERIES E CONVERTIBLE PREFERRED STOCK AND WARRANTS TO PURCHASE SHARES OF OUR COMMON STOCK TO THE INVESTOR PURSUANT TO THE SECURITIES PURCHASE AGREEMENT AND TO APPROVE THE OTHER TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE RESETTING OF THE EXERCISE PRICES OF WARRANTS TO PURCHASE SHARES OF OUR COMMON STOCK HELD BY THE INVESTOR.

PROPOSAL 2 — TO APPROVE THE RESETTING OF THE CONVERSION PRICE OF THE SERIES D CONVERTIBLE PREFERRED STOCK

Pursuant to the terms of the Securities Purchase Agreement, we are seeking stockholder approval of the resetting of the conversion price of 19,459 shares of Series D convertible preferred stock, as held by the Investor, pursuant to an amendment to the Certificate of Designations (the “Amendment”) in the form attached hereto as Appendix I. Pursuant to the Securities Purchase Agreement, the Amendment will reset the conversion price of such shares from $1.805 to $0.70 per share.

The Series D convertible preferred stock was originally issued to the Investor pursuant to a Securities Purchase Agreement dated as of June 2, 2016. The Investor’s willingness to participate in the Securities Offering was conditioned on the Company’s agreement to seek shareholder approval of the resetting of the conversion price of the Series D preferred stock as set forth above. As such, the Company believes that approval of this proposal is in the best interests of our shareholders.

The affirmative vote of a majority of the votes properly cast for or against this proposal at the Special Meeting is required to approve the resetting of the conversion price of the Series D preferred stock. Abstentions and broker non-votes will have no effect and will not count toward the vote total for this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE AMENDMENT TO THE CERTIFICATE OF DESIGNATIONS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 3 — TO APPROVE AN AMENDMENT TO OUR THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF OUR COMMON STOCK, FROM 100,000,000 to 150,000,000

The Board of Directors has determined that it is advisable for general corporate purposes to increase our authorized common stock from 100,000,000 shares to 150,000,000 shares and has voted to recommend that our stockholders adopt an amendment to our Third Amended and Restated Certificate of Incorporation (the “Restated Certificate”) affecting the proposed increase. The full text of the proposed amendment to our Restated Certificate of Incorporation is attached to this proxy statement as Appendix II.

As of January 9, 2017, approximately 7,114,901 shares of our common stock were issued and outstanding (excluding treasury shares) and an additional 49,969,410 shares were reserved for issuance upon the conversion of existing securities and exercise of options or warrants granted under our various stock-based plans and certain agreements. Accordingly, approximately 42,915,689 shares of common stock are available for future issuance.

The Board of Directors believes it continues to be in the best interest of the Corporation and its stockholders to have sufficient additional authorized but unissued shares of common stock available in order to provide flexibility for corporate action in the future. Our management team believes that the availability of additional authorized shares for issuance from time to time in the Board of Directors’ discretion in connection with future financings, possible acquisitions of other companies, investment opportunities or for other corporate purposes is desirable in order to avoid repeated separate amendments to the Restated Certificate and the delay and expense incurred in holding special meetings of the stockholders to approve such amendments. We currently have no specific understandings, arrangements, agreements or other plans to issue, in connection with future acquisitions, financings or otherwise, any of the additional authorized but unissued shares that would be available as a result of the proposed increase in the number of authorized shares of our common stock. However, the Board of Directors believes that the currently available unissued shares do not provide sufficient flexibility for corporate action in the future. Even if the stockholders approve an increase in the number of our authorized shares, we reserve the right not to amend the Restated Certificate if the Board of Directors does not deem such amendment to be in the best interest of Corporation and our stockholders following the Special Meeting.

We will not solicit further authorization by vote of the stockholders for the issuance of the additional shares of common stock proposed to be authorized, except as required by law, regulatory authorities or rules of the NASDAQ Stock Market or any other stock exchange on which our shares may then be listed. The issuance of additional shares of common stock could have the effect of diluting existing stockholder earnings per share, book value per share and voting power. Our stockholders do not have any preemptive right to purchase or subscribe for any part of any new or additional issuance of our securities.

The affirmative vote of a majority of the outstanding shares is required to approve the amendment to our Restated Certificate to effect the proposed increase in our authorized shares of common stock. Abstentions and broker non-votes (to the extent a broker does not exercise its authority to vote) will be treated as votes against this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE AMENDMENT TO OUR RESTATED CERTIFICATE, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 4: THE ADJOURNMENT OF THE SPECIAL MEETING

Our stockholders are being asked to consider and vote upon an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of the other three proposals to be acted upon at the Special Meeting.

Approval of the adjournment of the Special Meeting requires an affirmative vote of a majority of the votes properly cast for or against this proposal at the Special Meeting. Abstentions and broker non-votes (to the extent a broker does not exercise its authority to vote) will not be counted towards, and will have no effect on, the vote total for this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE ADJOURNMENT OF THE SPECIAL MEETING, IF A QUORUM IS PRESENT, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES TO APPROVE THE OTHER THREE PROPOSALS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE ADJOURNMENT UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning beneficial ownership as of January 9, 2017, except as noted below, of our common stock by (1) each of our directors, (2) each of our named executive officers and (3) all of our directors and executive officers as a group and (4) each stockholder known to us to beneficially own more than five percent of our common stock.

The number of common shares “beneficially owned” by each stockholder is determined under rules issued by the SEC regarding the beneficial ownership of securities. This information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership of common stock includes (1) any shares as to which the person or entity has sole or shared voting power or investment power and (2) any shares as to which the person or entity has the right to acquire beneficial ownership within 60 days after January 9, 2017, including any shares that could be purchased by the exercise of options or warrants on or within 60 days after January 9, 2017. Each stockholder’s percentage ownership is based on 7,114,901 shares of our common stock outstanding as of January 9, 2017 plus the number of shares of common stock that may be acquired by such stockholder upon exercise of options or warrants that are exercisable on or within 60 days after January 9, 2017.

Unless otherwise indicated below, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under community property laws.

Name and Address(1) of Beneficial Owner	Amount and Nature of Beneficial Ownership			Percent of Class of Total
	Common Stock	Options(2)	Total
Directors and Executive Officers
Shai N. Gozani, M.D., Ph.D.	150,909	84,632	235,541	3.3%
Thomas T. Higgins	73,309	36,240	109,549	1.5%
Francis X. McGillin	37,886	31,250	69,136	1.0
Allen Hinkle, M.D.	209	1,577	1,786	*
David E. Goodman, M.D.	209	1,577	1,786	*
Timothy R. Surgenor	1,834	1,577	3,411	*
Nancy E. Katz	209	1,577	1,786	*
David Van Avermaete	—	3,365	3,365	*%
All Current Directors and Executive Officers as a group (9 persons)	264,565	161,795	426,360	5.9%

Name and Address(1) of Beneficial Owner	Amount and Nature of Beneficial Ownership			Percent of Class of Total
	Common Stock	Warrants(2)	Total
Beneficial Owner of 5% or More Other than Directors or Executive Officers
Sabby Management, LLC(3)	—	789,666	789,666	9.99%

*	Represents less than 1% of the outstanding shares of common stock.
(1)	Unless otherwise indicated, the address of each stockholder is c/o NeuroMetrix, Inc., 1000 Winter Street, Waltham, Massachusetts 02451.
(2)	Includes all options that are exercisable on or within 60 days from January 9, 2017 by the beneficial owner.
(3)	Reflects shares of common stock issuable upon the exercise of warrants beneficially owned by Sabby Healthcare Master Fund, Ltd. (“SHMF”) and Sabby Volatility Warrant Master Fund, Ltd. (“SVWMF”). The amount does not include 31,425,198 shares of common stock issuable upon exercise of warrants issued to SHMF and SVWMF in 2012, 2013, 2014, 2015 2016, and 2017; an aggregate of 14,824,840 shares of common stock issuable upon the conversion of 16,444.55 shares of Series D convertible preferred stock and 4,000 shares of Series E convertible preferred stock issued to SHMF and SVWMF, and an aggregate of 326,419 shares of common stock held by SHMF and SVWMF. All convertible preferred stock held by SHMF and SVWMF is subject to a 9.99% or 4.99% beneficial ownership limitation and related warrant exercise restriction. Sabby Management, LLC and Hal Mintz do not directly own shares of common stock, but are deemed to have beneficial ownership over these shares of common stock because Sabby Management, LLC is the investment manager for both SHMF and SVWMF and Hal Mintz is the manager of Sabby Management, LLC. The address for the reporting persons is 10 Mountainview Road, Suite 205, Upper Saddle River, New Jersey 07458.

STOCKHOLDER PROPOSALS

Any stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in our proxy statement and form of proxy for our 2017 Annual Meeting of Stockholders must have been received by us on or before November 17, 2016 in order to be considered for inclusion in our proxy statement and form of proxy. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to: NeuroMetrix, Inc., 1000 Winter Street, Waltham, Massachusetts 02451, Attention: Secretary.

Stockholder proposals to be presented at our 2017 Annual Meeting of Stockholders, other than stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in our proxy statement and form of proxy for our 2017 Annual Meeting of Stockholders, must be presented and received in accordance with the provisions of our by-laws. Our by-laws state that the stockholder must provide timely written notice of any nomination or proposal and supporting documentation. A stockholder’s notice will be timely if received by us at our principal executive office not less than 90 days (or February 2, 2017) nor more than 120 days (or January 3, 2017) prior to the anniversary date of the immediately preceding annual meeting (the “Anniversary Date”); provided, however, that in the event the annual meeting is scheduled to be held on a date more than 30 days before the Anniversary Date (or April 3, 2017) or more than 60 days after the Anniversary Date (or July 2, 2017), a stockholder’s notice shall be timely if received by us at its principal executive office not later than the close of business on the later of (1) the 90th day prior to the scheduled date of such annual meeting or (2) the 10th day following the day on which public announcement of the date of such annual meeting is first made by us. In the event that the number of directors to be elected to our Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by us at least 85 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice will also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to us at our principal executive offices not later than the close of business on the 10th day following the day on which such public announcement is first made by us. Proxies solicited by our Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules and regulations governing the exercise of this authority. Any such proposals shall be mailed to: NeuroMetrix, Inc., 1000 Winter Street, Waltham, Massachusetts 02451, Attention: Secretary.

EXPENSES AND SOLICITATION

The cost of solicitation of proxies will be borne by us, and in addition to soliciting stockholders by mail through our regular employees, we may request banks, brokers, and other custodians, nominees and fiduciaries to solicit their customers who have stock of our company registered in the names of a nominee. If we do so, we will reimburse such banks, brokers, and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders in person or by mail, telephone, e-mail, or other form of electronic communication following the original solicitation. We have engaged Alliance Advisors LLC (“Alliance”) to assist us with the solicitation of proxies for the Special Meeting. We expect to pay Alliance approximately $22,000 for their advisory services.

If you need assistance in voting by telephone or over the Internet or completing your proxy card or have questions regarding the Special Meeting, please contact our proxy advisor:

Alliance Advisors, LLC
200 Broadacres Drive, 3rd Floor
Bloomfield, NJ 07003
877-777-5603

MULTIPLE STOCKHOLDERS SHARING THE SAME ADDRESS

Owners of common stock in street name may receive a notice from their broker or bank stating that only one proxy statement will be delivered to multiple security holders sharing an address. This practice, known as “householding,” is designed to reduce printing and postage costs. However, if any stockholder residing at such an address wishes to receive a separate annual report or proxy statement, we will promptly deliver a separate copy to any stockholder upon written or oral request to our investor relations department at NeuroMetrix, Inc., 1000 Winter Street, Waltham, MA 02451 or by telephone at (781) 890-9989 or by e-mail at neurometrix.ir@neurometrix.com.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented at the Special Meeting. If any other business is properly brought before the Special Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

Waltham, MA
January 23, 2017

APPENDIX I

NEUROMETRIX, INC.
Certificate of Amendment
to
Certificate of Designation, Preferences and Rights of
Series D Convertible Preferred Stock

PURSUANT TO SECTION 151 OF THE
DELAWARE GENERAL CORPORATE LAW

NeuroMetrix, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST:  The Certificate of Designation, Preferences and Rights of Series D Convertible Preferred Stock of the Corporation (as amended, the “Series D Designation”) was filed with the Secretary of State of the State of Delaware on June 3, 2016.

SECOND:  The Series D Designation is hereby amended as follows:

(1)	The first sentence of Paragraph (b) of Section 6 is hereby amended and restated in its entirety as follows:

“b) Conversion Price.  The conversion price for the Preferred Stock shall equal $0.70, subject to adjustment herein (the “Conversion Price”).”

THIRD:  This Certificate of Amendment to Certificate of Designation, Preferences and Rights of Series D Convertible Preferred Stock of the Corporation has been duly adopted by the Board of Directors of the Corporation in accordance with the provisions of Section 242(b) of the General Corporation Law of the State of Delaware, and has been duly adopted by the stockholders of the Corporation and written consent of the Series D Preferred Stockholders has been given by such stockholders in accordance with the provisions of Section 242(b) and Section 228, respectively, of the General Corporation Law of the State of Delaware.

[Signature Page Follows]

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its duly authorized officer this      day of            , 2017.

NEUROMETRIX, INC.

By:	Thomas T. Higgins Senior Vice President, Chief Financial Officer and Treasurer

APPENDIX II

CERTIFICATE OF AMENDMENT OF
THIRD AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
NEUROMETRIX, INC.

NeuroMetrix, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

1. The name of the Corporation is NeuroMetrix, Inc. The date of the filing of its original Certificate of Incorporation with the Secretary of State (the “Secretary of State”) was April 25, 2001 under the name “New NeuroMetrix, Inc.” (the “Original Certificate”).

2. A Certificate of Merger was filed with the Secretary of State on May 14, 2001 merging NeuroMetrix, Inc., a Massachusetts Corporation, with and into the Corporation under the name “NeuroMetrix, Inc.” (the “Certificate of Merger”).

3. The Original Certificate, as amended by the Certificate of Merger, was amended and restated by an Amended and Restated Certificate of Incorporation filed with the Secretary of State on December 19, 2002 (the “Amended and Restated Certificate”).

4. The Amended and Restated Certificate was amended by Certificates of Amendment filed with the Secretary of State on March 12, 2004 and June 21, 2004 (the “Certificates of Amendment”).

5. The Amended and Restated Certificate, as amended by the Certificates of Amendment, was amended and restated by a Second Amended and Restated Certificate of Incorporation filed with the Secretary of State on July 15, 2004 (the “Second Amended and Restated Certificate”).

6. The Second Amended and Restated Certificate was amended and restated by a Third Amended and Restated Certificate of Incorporation filed with the Secretary of State on July 27, 2004 (the “Third Amended and Restated Certificate”).

7. The Third Amended and Restated Certificate was amended by Certificates of Amendment filed with the Secretary of State on September 1, 2011, February 15, 2013 and December 1, 2015 (the “Certificates of Amendment to the Third Certificate”).

8. The Third Amended and Restated Certificate, as amended by the Certificates of Amendment to the Third Certificate, is hereby further amended to change the capitalization of the Corporation by striking out the first sentence of the section titled “Capital Stock” of Article IV in its entirety and by substituting in lieu thereof the following sentence:

“The total number of shares of capital stock which the Corporation shall have authority to issue is one hundred and fifty-five million (155,000,000) shares, of which (i) one hundred and fifty million (150,000,000) shares shall be a class designated as common stock, par value $0.0001 per share (the “Common Stock”), and (ii) five million (5,000,000) shares shall be a class designated as undesignated preferred stock, par value $0.001 per share (the “Undesignated Preferred Stock”).”

9. This Certificate of Amendment of the Third Amended and Restated Certificate as herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

[Signature Page Follows]

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its duly authorized officer this      day of            , 2017.

NEUROMETRIX, INC.

By:	Thomas T. Higgins Senior Vice President, Chief Financial Officer and Treasurer

NEUROMETRIX, INC.

Special Meeting of Stockholders February 28, 2017

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, revoking all other prior proxies, hereby appoints Shai N. Gozani, M.D., Ph.D. and Thomas T. Higgins and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with full power of substitution to each, to vote all shares of common stock, par value $0.0001 per share, of NeuroMetrix, Inc. (the “Corporation”) registered in the name provided in this Proxy which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Corporation, to be held on Tuesday, February 28, 2017 at 9:00 a.m., local time, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. One Financial Center, Boston, MA 02111, and at any adjournments or postponements thereof, with all powers the undersigned would possess if present, upon the matters set forth in the Notice of Special Meeting of Stockholders and related Proxy Statement dated January 23, 2017, a copy of which has been received by the undersigned. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. Attendance by the undersigned at the meeting or at any adjourned or postponed session thereof will not be deemed to revoke this proxy unless the undersigned affirmatively indicates at the meeting the intention of the undersigned to vote said shares in person.

CONTINUED AND TO BE SIGNED ON REVERSE

▲PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.▲

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held February 28, 2017.
The Proxy Statement is available at:
http://www.viewproxy.com/NeuroMetrix/2017SM

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

I plan on attending the meeting ☐

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee, guardian, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Date: ______________________________

CONTROL NUMBER

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____
Signature

____
Signature (if held jointly)

▲**PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.**▲

CONTROL NUMBER

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PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET

Vote Your Proxy on the Internet:

Go to www.AALvote.com/nuro

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:

Call 1 (866) 804-9616

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.